Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
FOR THREE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 28,	January 29,	% Over	January 28,	January 29,
	2018	2017	(Under)	2018	2017

Net sales	$85,310	76,169	12.0%	100.0%	100.0%
Cost of sales	67,707	59,410	14.0%	79.4%	78.0%
Gross profit	17,603	16,759	5.0%	20.6%	22.0%

Selling, general and
administrative expenses	9,959	9,824	1.4%	11.7%	12.9%
Income from operations	7,644	6,935	10.2%	9.0%	9.1%

Interest expense	31	-	100.0%	0.0%	0.0%
Interest income	(132)	(124)	6.5%	(0.2)%	(0.2)%
Other expense	229	69	231.9%	0.3%	0.1%
Income before income taxes	7,516	6,990	7.5%	8.8%	9.2%

Income taxes*	8,208	643	N.M.	109.2%	9.2%

Loss from investment in unconsolidated joint venture	56	-	100.0%	0.1%	0.0%
Net (loss) income	$(748)	6,347	N.M.	(0.9)%	8.3%

Net (loss) income per share-basic	$(0.06)	$0.52	(111.5)%
Net (loss) income per share-diluted	$(0.06)	$0.51	(111.8)%
Average shares outstanding-basic	12,436	12,313	1.0%
Average shares outstanding-diluted	12,436	12,544	(0.9)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

N.M. - Not meaningful.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED INCOME TAXES AND NET (LOSS) INCOME
FOR THREE MONTHS ENDED JANUARY 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		Amounts (2)		Percent of Sales

	As Reported		January 28, 2018	As Reported	January 28, 2018
	January 28,	(1)	Proforma Net	January 28,	Proforma Net
	2018	Adjustments	of Adjustments	2018	of Adjustments

Income before income taxes	$7,516	-	7,516	8.8%	8.8%

Income taxes*	8,208	(5,939)	2,269	109.2%	30.2%

Loss from investment in unconsolidated joint venture	56	-	56	0.1%	0.1%
Net (loss) income	$(748)	5,939	5,191	-0.9%	6.1%

Net (loss) income per share-basic	$(0.06)	$0.48	$0.42
Net (loss) income per share-diluted	$(0.06)	$0.48	$0.42
Average shares outstanding-basic	12,436	12,436	12,436
Average shares outstanding-diluted	12,436	12,436	12,436

(1)
Adjustments represent the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, of which $4.8 million pertains to the mandatory repatriation of undistributed earnings and profits associated with our foreign subsidiaries and $1.1 million pertains to the revaluation of our U.S. deferred income taxes and reduction in our annual effective income tax rate pursuant to the TCJA.

(2)
No proforma adjustments were applicable for the comparative three-month period ending January 29, 2017, as the TCJA was not enacted or effective prior to December 22, 2017. See the above consolidated income statement for the three-month period ending January 29, 2017 for reported amounts.

*	Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR NINE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 28,	January 29,	% Over	January 28,	January 29,
	2018	2017	(Under)	2018	2017

Net sales	$245,541	232,194	5.7%	100.0%	100.0%
Cost of sales	195,668	180,115	8.6%	79.7%	77.6%
Gross profit	49,873	52,079	(4.2)%	20.3%	22.4%

Selling, general and
administrative expenses	28,876	29,171	(1.0)%	11.8%	12.6%
Income from operations	20,997	22,908	(8.3)%	8.6%	9.9%

Interest expense	69	-	100.0%	0.0%	0.0%
Interest income	(391)	(164)	138.4%	(0.2)%	(0.1)%
Other expense	903	376	140.2%	0.4%	0.2%
Income before income taxes	20,416	22,696	(10.0)%	8.3%	9.8%

Income taxes*	11,956	6,560	82.3%	58.6%	28.9%

Loss from investment in unconsolidated joint venture	249	-	100.0%	0.1%	0.0%
Net income	$8,211	16,136	(49.1)%	3.3%	6.9%

Net income per share-basic	$0.66	$1.31	(49.6)%
Net income per share-diluted	$0.65	$1.29	(49.6)%
Average shares outstanding-basic	12,425	12,302	1.0%
Average shares outstanding-diluted	12,626	12,517	0.9%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED INCOME TAXES AND NET INCOME
FOR NINE MONTHS ENDED JANUARY 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		Amounts (2)		Percent of Sales

	As Reported		January 28, 2018	As Reported	January 28, 2018
	January 28,	(1)	Proforma Net	January 28,	Proforma Net
	2018	Adjustments	of Adjustments	2018	of Adjustments

Income before income taxes	$20,416	-	20,416	8.3%	8.3%

Income taxes*	11,956	(5,939)	6,017	58.6%	29.5%

Loss from investment in unconsolidated joint venture	249	-	249	0.1%	0.1%
Net income	$8,211	5,939	14,150	3.3%	5.8%

Net income per share-basic	$0.66	$0.48	$1.14
Net income per share-diluted	$0.65	$0.47	$1.12
Average shares outstanding-basic	12,425	12,425	12,425
Average shares outstanding-diluted	12,626	12,626	12,626

(1)
Adjustments represent the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, of which $4.8 million pertains to the mandatory repatriation of undistributed earnings and profits associated with our foreign subsidiaries and $1.1 million pertains to the revaluation of our U.S. deferred income taxes and reduction in our annual effective income tax rate pursuant to the TCJA.

(2)
No proforma adjustments were applicable for the comparative nine-month period ending January 29, 2017, as the TCJA was not enacted or effective prior to December 22, 2017. See the above consolidated income statement for the nine-month period ending January 29, 2017 for reported amounts.

*	Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 28, 2018, JANUARY 29, 2017, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	Amounts		Increase		(Condensed)
	January 28,	January 29,	(Decrease)		April 30,
	2018	2017	Dollars	Percent	2017

Current assets
Cash and cash equivalents	$22,428	15,659	6,769	43.2%	20,795
Short-term investments - Available for Sale	2,472	2,410	62	2.6%	2,443
Short-term investments - Held-To-Maturity	17,206	-	17,206	100.0%	-
Accounts receivable	26,097	22,726	3,371	14.8%	24,577
Inventories	55,651	46,193	9,458	20.5%	51,482
Other current assets	3,114	2,514	600	23.9%	2,894
Total current assets	126,968	89,502	37,466	41.9%	102,191

Property, plant & equipment, net	51,838	50,333	1,505	3.0%	51,651
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	1,942	422	1,520	360.2%	419
Long-term Investments - Held-To-Maturity	13,625	30,832	(17,207)	(55.8)%	30,945
Long-term Investments - Rabbi Trust	7,176	5,488	1,688	30.8%	5,466
Investment in unconsolidated joint venture	1,518	600	918	153.0%	1,106
Other assets	2,315	2,417	(102)	(4.2)%	2,394

Total assets	$216,844	191,056	25,788	13.5%	205,634

Current liabilities
Accounts payable - trade	$32,434	22,352	10,082	45.1%	29,101
Accounts payable - capital expenditures	1,554	4,886	(3,332)	(68.2)%	4,767
Accrued expenses	8,842	10,511	(1,669)	(15.9)%	11,947
Income taxes payable - current	1,580	217	1,363	628.1%	287
Total current liabilities	44,410	37,966	6,444	17.0%	46,102

Accounts payable - capital expenditures	-	708	(708)	(100.0)%	1,322
Income taxes payable - long-term	10,940	1,817	9,123	502.1%	467
Deferred income taxes	2,096	2,924	(828)	(28.3)%	3,593
Deferred compensation	7,216	5,327	1,889	35.5%	5,520

Total liabilities	64,662	48,742	15,920	32.7%	57,004

Shareholders' equity	152,182	142,314	9,868	6.9%	148,630

Total liabilities and
shareholders' equity	$216,844	191,056	25,788	13.5%	205,634

Shares outstanding	12,450	12,315	135	1.1%	12,357

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
JANUARY 28, 2018, JANUARY 29, 2017, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

		Amounts
	January 28,	January 29,	April 30,
	2018	2017	2017*

Cash and cash equivalents	$22,428	$15,659	$20,795

Short-term investments - Available for Sale	2,472	2,410	2,443

Short-term investments - Held-To-Maturity	17,206	-	-

Long-term investments - Held-To-Maturity	13,625	30,832	30,945

Total Cash and Investments	$55,731	$48,901	$54,183

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 28,	January 29,
	2018	2017

Cash flows from operating activities:
Net income	$8,211	16,136
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	5,679	5,304
Amortization of assets	248	162
Stock-based compensation	2,422	2,619
Deferred income taxes	(3,020)	3,533
Realized loss on sale of short-term investments (Available for Sale)	-	12
Gain on sale of equipment	-	(71)
Loss from investment in unconsolidated joint venture	249	-
Foreign currency exchange loss (gain)	133	(18)
Changes in assets and liabilities:
Accounts receivable	(923)	340
Inventories	(3,275)	(137)
Other current assets	(27)	90
Other assets	(37)	51
Accounts payable	1,715	(946)
Accrued expenses and deferrred compensation	(1,608)	(668)
Income taxes	11,702	(1,695)
Net cash provided by operating activities	21,469	24,712	(2)

Cash flows from investing activities:
Capital expenditures	(6,657)	(9,253)
Investment in unconsolidated joint venture	(661)	(600)
Proceeds from the sale of short-term investments (Available for Sale)	-	2,000
Purchase of short-term investments (Available for Sale)	(37)	(8)
Purchase of long-term investments (Held-To-Maturity)	-	(31,050)
Proceeds from the sale of long-term investments (Rabbi Trust)	57	-
Purchase of long-term investments (Rabbi Trust)	(1,699)	(1,431)
Premium payment on life insurance policy	(18)	(18)
Proceeds from the sale of equipment	6	80
Net cash used in investing activities	(9,009)	(40,280)

Cash flows from financing activities:
Proceeds from line of credit	10,000	7,000
Payments on line of credit	(10,000)	(7,000)
Payments on vendor-financed capital expenditures	(3,750)	(1,050)
Dividends paid	(5,722)	(5,292)
Common stock surrendered for withholding taxes payable	(1,530)	(280)
Payments of debt issuance costs	-	(2)
Proceeds from common stock issued	111	37
Net cash used in financing activities	(10,891)	(6,587)	(2)

Effect of exchange rate changes on cash and cash equivalents	64	27

Increase (decrease) in cash and cash equivalents	1,633	(22,128)

Cash and cash equivalents at beginning of period	20,795	37,787

Cash and cash equivalents at end of period	$22,428	15,659

Free Cash Flow (1)	$8,811	12,467	(2)

(1) Free Cash Flow reconciliation is as follows:
		FY 2018	FY 2017
A)	Net cash provided by operating activities	$21,469	24,712
B)	Minus: Capital Expenditures	(6,657)	(9,253)
C)	Minus: Investment in unconsolidated joint venture	(661)	(600)
D)	Minus: Premium payment on life insurance policy	(18)	(18)
E)	Plus: Proceeds from the sale of equipment	6	80
F)	Minus: Payments on vendor-financed capital expenditures	(3,750)	(1,050)
G)	Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	57	-
H)	Minus: Purchase of long-term investments (Rabbi Trust)	(1,699)	(1,431)
I)	Effects of exchange rate changes on cash and cash equivalents	64	27
		$8,811	12,467

(2)
During the first quarter of fiscal 2018, we adopted ASU No. 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." Accordingly, we reclassified certain amounts on our Statement of Cash Flows for the nine months ended January 29, 2017 to conform to the current year's presentation. As a result, our net cash provided by operating activities increased by $475 which was fully offset by a corresponding increase of $475 to  our net cash used in financing activities. Additionally, our free cash flow increased $280.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 28,	January 29,	% Over	January 28,	January 29,
Net Sales by Segment	2018	2017	(Under)	2018	2017

Mattress Fabrics	$49,042	45,920	6.8%	57.5%	60.3%
Upholstery Fabrics	36,268	30,249	19.9%	42.5%	39.7%

Net Sales	$85,310	76,169	12.0%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$10,146	9,758	4.0%	20.7%	21.3%
Upholstery Fabrics	7,457	7,001	6.5%	20.6%	23.1%
Gross Profit	$17,603	16,759	5.0%	20.6%	22.0%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,309	3,391	(2.4)%	6.7%	7.4%
Upholstery Fabrics	3,947	3,901	1.2%	10.9%	12.9%
Unallocated Corporate expenses	2,703	2,532	6.8%	3.2%	3.3%
Selling, General and Administrative Expenses	$9,959	9,824	1.4%	11.7%	12.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,837	6,367	7.4%	13.9%	13.9%
Upholstery Fabrics	3,510	3,100	13.2%	9.7%	10.2%
Unallocated corporate expenses	(2,703)	(2,532)	6.8%	(3.2)%	(3.3)%
Operating income	$7,644	6,935	10.2%	9.0%	9.1%

Depreciation by Segment

Mattress Fabrics	$1,757	1,573	11.7%
Upholstery Fabrics	209	220	(5.0)%
Depreciation	$1,966	1,793	9.6%

Page 7 to 10

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
(Unaudited)

(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 28,	January 29,	% Over	January 28,	January 29,
Net Sales by Segment	2018	2017	(Under)	2018	2017

Mattress Fabrics	$146,072	141,977	2.9%	59.5%	61.1%
Upholstery Fabrics	99,469	90,217	10.3%	40.5%	38.9%

Net Sales	$245,541	232,194	5.7%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$29,641	32,414	(8.6)%	20.3%	22.8%
Upholstery Fabrics	20,232	19,665	2.9%	20.3%	21.8%
Gross Profit	$49,873	52,079	(4.2)%	20.3%	22.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$9,868	10,185	(3.1)%	6.8%	7.2%
Upholstery Fabrics	11,458	11,086	3.4%	11.5%	12.3%
Unallocated Corporate expenses	7,550	7,900	(4.4)%	3.1%	3.4%
Selling, General, and Administrative Expenses	$28,876	29,171	(1.0)%	11.8%	12.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$19,774	22,229	(11.0)%	13.5%	15.7%
Upholstery Fabrics	8,773	8,579	2.3%	8.8%	9.5%
Unallocated corporate expenses	(7,550)	(7,900)	(4.4)%	(3.1)%	(3.4)%
Operating income	$20,997	22,908	(8.3)%	8.6%	9.9%

Return on Capital (1)

Mattress Fabrics	30.1%	38.5%
Upholstery Fabrics	63.3%	64.6%
Unallocated Corporate	N/A	N/A
Consolidated	26.3%	32.4%

Capital Employed (2)

Mattress Fabrics	$88,268	80,656	9.4%
Upholstery Fabrics	20,677	18,420	12.3%
Unallocated Corporate	220	(1,288)	N/A
Consolidated	$109,165	97,788	11.6%

Depreciation by Segment

Mattress Fabrics	$5,068	4,673	8.5%
Upholstery Fabrics	611	631	(3.2)%
Depreciation	$5,679	5,304	7.1%

Notes:

(1) See pages 9 and 10 of this financial information release for calculations.

(2) The capital employed balances are as of January 28, 2018 and January 29, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JANUARY 28, 2018 AND JANUARY 29, 2017
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/30/2017	7/30/2017	10/29/2017	1/28/2018	1/28/2018

Net income (loss)	$6,198	$4,984	$3,976	$(748)	$14,410
Income taxes	778	1,640	2,108	8,208	12,734
Interest income, net	(134)	(131)	(91)	(101)	(457)
Depreciation and amortization expense	1,863	1,889	1,990	2,048	7,790
Stock based compensation	739	757	801	864	3,161
Adjusted EBITDA	$9,444	$9,139	$8,784	$10,271	$37,638

	Quarter Ended
					Trailing 12
					Months
	5/1/2016	7/31/2016	10/30/2016	1/29/2017	1/29/2017

Net income	$3,601	$5,313	$4,475	$6,347	$19,736
Income taxes	3,566	3,233	2,684	643	10,126
Interest income, net	(26)	(25)	(15)	(124)	(190)
Depreciation and amortization expense	1,830	1,813	1,778	1,875	7,296
Stock based compensation	778	761	896	962	3,397
Adjusted EBITDA	$9,749	$11,095	$9,818	$9,703	$40,365

% Over (Under)	-3.1%	-17.6%	-10.5%	5.9%	-6.8%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 28, 2018
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 28, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$19,774	$87,723	30.1%
Upholstery Fabrics	8,773	18,485	63.3%
(less: Unallocated Corporate)	(7,550)	89	N/A
Total	$20,997	$106,297	26.3%

Average Capital Employed	As of the three Months Ended January 28, 2018				As of the three Months Ended October 29, 2017				As of the three Months Ended July 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$106,686	43,458	66,700	216,844	$107,517	34,974	58,552	201,043	$112,112	34,491	61,301	207,904
Total liabilities	(18,418)	(22,781)	(23,463)	(64,662)	(16,150)	(17,225)	(14,588)	(47,963)	(24,277)	(14,983)	(18,967)	(58,227)

Subtotal	$88,268	$20,677	$43,237	$152,182	$91,367	$17,749	$43,964	$153,080	$87,835	$19,508	$42,334	$149,677
Less:
Cash and cash equivalents	-	-	(22,428)	(22,428)	-	-	(15,739)	(15,739)	-	-	(18,322)	(18,322)
Short-term investments - Available-For-Sale	-	-	(2,472)	(2,472)	-	-	(2,478)	(2,478)	-	-	(2,469)	(2,469)
Short-term investments - Held-To-Maturity	-	-	(17,206)	(17,206)	-	-	(4,015)	(4,015)	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(13,625)	(13,625)	-	-	(26,853)	(26,853)	-	-	(30,907)	(30,907)
Long-term investments - Rabbi Trust	-	-	(7,176)	(7,176)	-	-	(6,921)	(6,921)	-	-	(6,714)	(6,714)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(491)	(491)	-	-	(436)	(436)
Income taxes payable - current	-	-	1,580	1,580	-	-	692	692	-	-	884	884
Income taxes payable - long-term	-	-	10,940	10,940	-	-	487	487	-	-	487	487
Deferred income taxes - non-current	-	-	2,096	2,096	-	-	4,641	4,641	-	-	4,253	4,253
Line of credit	-	-	-	-	-	-	-	-	-	-	5,000	5,000
Deferred compensation	-	-	7,216	7,216	-	-	6,970	6,970	-	-	6,769	6,769
Total Capital Employed	$88,268	$20,677	$220	$109,165	$91,367	$17,749	$257	$109,373	$87,835	$19,508	$879	$108,222

	As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	$111,041	32,255	62,338	205,634
Total liabilities	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$83,422	$16,006	$49,202	$148,630
Less:
Cash and cash equivalents	-	-	(20,795)	(20,795)
Short-term investments - Available-For-Sale	-	-	(2,443)	(2,443)
Short-term investments - Held-To-Maturity	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(30,945)	(30,945)
Long-term investments - Rabbi Trust	-	-	(5,466)	(5,466)
Deferred income taxes - non-current	-	-	(419)	(419)
Income taxes payable - current	-	-	287	287
Income taxes payable - long-term	-	-	467	467
Deferred income taxes - non-current	-	-	3,593	3,593
Line of credit	-	-	-	-
Deferred compensation	-	-	5,520	5,520

Total Capital Employed	$83,422	$16,006	$(999)	$98,429

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$87,723	$18,485	$89	$106,297

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 28, 2018 divided by three quarters times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments - Held-To-Maturity, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the quarterly four periods ending January 28, 2018, October 29, 2017, July 30, 2017 and April 30, 2017.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 29, 2017
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 29, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$22,229	$77,035	38.5%
Upholstery Fabrics	8,579	17,712	64.6%
(less: Unallocated Corporate)	(7,900)	(536)	N/A
Total	$22,908	$94,211	32.4%

Average Capital Employed	As of the three Months Ended January 29, 2017				As of the three Months Ended October 30, 2016				As of the three Months Ended July 31, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$103,782	$30,380	$56,894	$191,056	$94,700	$29,361	$55,066	$179,127	$92,959	$33,550	$56,851	$183,360
Total liabilities	(23,126)	(11,960)	(13,656)	(48,742)	(18,499)	(11,180)	(13,499)	(43,178)	(16,313)	(16,329)	(19,283)	(51,925)

Subtotal	$80,656	$18,420	$43,238	$142,314	$76,201	$18,181	$41,567	$135,949	$76,646	$17,221	$37,568	$131,435
Less:
Cash and cash equivalents	-	-	(15,659)	(15,659)	-	-	(13,910)	(13,910)	-	-	(45,549)	(45,549)
Short-term investments - Available For Sale	-	-	(2,410)	(2,410)	-	-	(2,430)	(2,430)	-	-	(2,434)	(2,434)
Long-term investments - Held-To-Maturity	-	-	(30,832)	(30,832)	-	-	(31,050)	(31,050)	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(5,488)	(5,488)	-	-	(4,994)	(4,994)	-	-	(4,611)	(4,611)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(422)	(422)	-	-	(581)	(581)	-	-	(1,942)	(1,942)
Income taxes payable - current	-	-	217	217	-	-	513	513	-	-	358	358
Income taxes payable - long-term	-	-	1,817	1,817	-	-	3,734	3,734	-	-	3,779	3,779
Deferred income taxes - non-current	-	-	2,924	2,924	-	-	1,699	1,699	-	-	1,532	1,532
Line of credit	-	-	-	-	-	-	-	-	-	-	7,000	7,000
Deferred compensation	-	-	5,327	5,327	-	-	5,171	5,171	-	-	5,031	5,031
Total Capital Employed	$80,656	$18,420	$(1,288)	$97,788	$76,201	$18,181	$(281)	$94,101	$76,646	$17,221	$732	$94,599

	As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	$94,878	$29,463	$50,801	$175,142
Total liabilities	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(37,787)	(37,787)
Short-term investments - Available For Sale	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	180	180
Income taxes payable - long-term	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,483	1,483
Line of credit	-	-	-	-
Deferred compensation	-	-	4,686	4,686

Total Capital Employed	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$77,035	$17,712	$(536)	$94,211

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 29, 2017 divided by three quarters times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available-For-Sale, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the four periods ending January 29, 2017, October 30, 2016, July 31, 2016 and May 1, 2016.